UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 17, 2011

China Century Dragon Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53021	26-1583852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    Room 801, No. 7, Wenchanger Road, Jiangbei, Huizhou City, Guangdong Province, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    0086-0752-3138789

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2011, China Century Dragon Media, Inc. (the “Company”) received an additional deficiency letter from the NYSE Amex LLC (the “Exchange”) due to the Company’s inability to timely file its Quarterly Report on Form 10-Q for the three months ended March 31, 2011 (the “Quarterly Report”).  Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) require the timely filing of such report with the Securities and Exchange Commission.  The staff of the Exchange (the “Staff”) cites the Company’s failure to file its Quarterly Report within the prescribed filing deadline in its determination that the Company has failed to comply with certain continued listing standards of the Exchange.

As previously reported, the Company received delisting notifications from the Exchange on March 23, 2011 and April 5, 2011 due to the Company’s noncompliance with Sections 1003(f)(iii), 132(e), 1003(d), 1002(e), 127, 134 and 1101 of the Company Guide.  As a result, the Company was subject to delisting unless it requested an appeal of the Staff’s delisting determination.  In response, the Company timely appealed the Staff’s determination for a hearing before a Listing Qualifications Panel, which is currently scheduled to be held on June 10, 2011.  According to the deficiency letter, the Company will have the opportunity to address these issues, among others, as well as all of the other continued listing deficiencies, at its scheduled hearing.

Item 7.01.	Regulation FD Disclosure.

On May 23, 2011, the Company issued a press release announcing the receipt of the additional deficiency letter from the Exchange.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Century Dragon Media, Inc.

Dated: May 23, 2011	By:	/s/ Dapeng Duan
Name: Dapeng Duan
Title: Chief Financial Officer